IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                        IN AND FOR NEW CASTLE COUNTY


 UR ACQUISITION CORPORATION, a Delaware   )
 corporation, and UNITED RENTALS, INC.,   )
 a Delaware corporation,                  )
                                          )
                     Plaintiffs,          )
                                          )
           v.                             )
                                          )
 MARTIN R. REID, WILLIAM M. BARNUM, JR.,  )      Civil Action No. 17090NC
 JAMES R. BUCH, DAVID P. LANOHA,          )
 CHRISTOPHER A. LAURENCE, ERIC L.         )
 MATTSON, BRITTON H. MURDOCH, JOHN M.     )
 SULLIVAN, RENTAL SERVICE CORPORATION, a  )
 Delaware corporation, and NATIONSRENT,   )
 INC., a Delaware corporation,            )
                                          )
                     Defendants.          )



                              NOTICE OF MOTION

 TO: David J. Margules, Esquire              Lewis H. Lazarus, Esquire
     Wolf, Block, Schorr & Solis-Cohen LLP   Morris, James, Hitchens & Williams
     920 Market Street                       222 Delaware Avenue
     One Rodney Square, 3rd Floor            Wilmington, Delaware  19801
     Wilmington, DE  19801

     Edward P. Welch, Esquire
     Skadden, Arps, Slate, Meagher & Flom
     One Rodney Square, 7th Floor
     Wilmington, DE  19801

      PLEASE TAKE NOTICE that the attached Motion to Dismiss will be presented to the Court at the earliest convenience of Court and counsel.


 OF COUNSEL:                         /s/ Srinivas M. Raju
                                     -----------------------------------------
                                     Jesse A. Finkelstein
 William Snipes                      Daniel A. Dreisbach
 Sullivan & Cromwell                 Srinivas M. Raju
 125 Broad Street                    Holly June Stiefel
 New York, New York  10004           Richards, Layton & Finger
 (212) 558-4000                      One Rodney Square
                                     P.O. Box 551
                                     Wilmington, Delaware  19899
                                     (302) 658-6541
                                     Attorneys for Defendant NationsRent, Inc.

 Dated: May 21, 1999





             IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                        IN AND FOR NEW CASTLE COUNTY


 UR ACQUISITION CORPORATION, a Delaware   )
 corporation, and UNITED RENTALS, INC.,   )
 a Delaware corporation,                  )
                                          )
                     Plaintiffs,          )
                                          )
           v.                             )
                                          )
 MARTIN R. REID, WILLIAM M. BARNUM, JR.,  )      Civil Action No. 17090NC
 JAMES R. BUCH, DAVID P. LANOHA,          )
 CHRISTOPHER A. LAURENCE, ERIC L.         )
 MATTSON, BRITTON H. MURDOCH, JOHN M.     )
 SULLIVAN, RENTAL SERVICE CORPORATION, a  )
 Delaware corporation, and NATIONSRENT,   )
 INC., a Delaware corporation,            )
                                          )
                     Defendants.          )



                             MOTION TO DISMISS

      Defendant NationsRent, Inc., by and through its attorneys, hereby moves the Court to dismiss the first amended and supplemental complaint filed by plaintiffs UR Acquisition Corporation and United Rentals, Inc. (collectively, "URI") in this action on the grounds that:

           (i)   URI lacks standing to bring this action;

           (ii) URI has failed to state a claim upon which relief can be granted;

           (iii) URI has failed to comply with Court of Chancery Rule
                     23.1;

           (iv)  URI is barred by the doctrine of laches: and

           (iv)  URI's claims are moot.


 OF COUNSEL:                        /s/ Srinivas M. Raju
                                    ------------------------------------------
                                    Jesse A. Finkelstein
 William Snipes                     Daniel A. Dreisbach
 Sullivan & Cromwell                Srinivas M. Raju
 125 Broad Street                   Holly June Stiefel
 New York, New York  10004          Richards, Layton & Finger
 (212) 558-4000                     One Rodney Square
                                    P.O. Box 551
                                    Wilmington, Delaware  19899
                                    (302) 658-6541
                                    Attorneys for Defendant NationsRent, Inc.

 Dated: May 21, 1999





                           CERTIFICATE OF SERVICE


           I hereby certify this 21th day of May, 1999, that I caused copies of the foregoing documents to be served by hand upon the following counsel:

                Lewis H. Lazarus, Esquire
                Morris, James, Hitchens & Williams
                222 Delaware Avenue
                Wilmington, DE  19801

                Edward P. Welch, Esquire
                Skadden, Arps, Slate, Meagher & Flom LLP
                One Rodney Square
                Wilmington, DE  19801

                David J. Margules, Esquire
                Wolf, Block, Schorr & Solis-Cohen LLP
                Suite 300
                920 King Street
                Wilmington, DE  19801



                                    /s/ Srinivas Raju
                                    ----------------------------
                                    Srinivas Raju